FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)

Media Contact:
Lara Hoffmans—Managing Director-Marketing
614-255-5550 (lhoffmans@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC. REPORTS RESULTS FOR
THIRD QUARTER 2023 AND DECLARES QUARTERLY DIVIDEND

    COLUMBUS, Ohio - October 31, 2023 -- Diamond Hill Investment Group, Inc. (Nasdaq: DHIL) today reported unaudited financial results for the third quarter of 2023.

The following are selected highlights for the quarter ended September 30, 2023:

•Assets under management (“AUM”) and assets under advisement (“AUA”) combined was $26.6 billion, compared to $26.6 billion as of December 31, 2022, and $25.6 billion as of September 30, 2022.
•Average AUM and AUA combined was $27.8 billion, compared to $28.1 billion for the third quarter of 2022.
•Net client outflows were $343.0 million, compared to $760.0 million of net outflows for the third quarter of 2022.
•Revenue was $35.6 million, compared to $38.3 million for the third quarter of 2022.
•Operating profit margin was 35%, compared to 42% for the third quarter of 2022. Adjusted operating profit margin1 was 33%, compared to 39% for the third quarter of 2022.
•Investment loss was $4.6 million, compared to an investment loss of $8.0 million for the third quarter of 2022.
•The Company recorded a gain of $6.8 million during the third quarter of 2022 from the final payment on the sale of its high yield-focused advisory contracts.
•Net income attributable to common shareholders was $6.5 million, compared to $12.0 million for the third quarter of 2022.
•Earnings per share attributable to common shareholders - diluted was $2.20, compared to $3.90 for the third quarter of 2022.
•Adjusted earnings per share attributable to common shareholders - diluted2 was $2.85, compared to $3.57 for the third quarter of 2022.
•The Company returned $9.1 million to shareholders - $4.7 million through the repurchase of 28,142 shares and $4.4 million through a quarterly cash dividend of $1.50 per share.

“The investments we are making to diversify our business continue to show promise,” said Heather Brilliant, CEO. “Our fixed income strategies experienced inflows again in the third quarter and performance remains strong, helping partially offset outflows from some of our US equity strategies. We remain focused on generating excellent, long-term client outcomes in all market environments.”
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1 Adjusts the financial measure calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of any consolidated funds. During each of the first three quarters of 2023 and 2022, the Diamond Hill International Fund was consolidated. During each of the first two quarters of 2022, the Diamond Hill Large Cap Concentrated Fund was also consolidated. The Fund(s) consolidated during the applicable period are referred to as the “Consolidated Funds.” See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

2 Adjusts the financial measure calculated in accordance with GAAP for the impact of the Consolidated Funds, the gain on the sale of the high yield-focused advisory contracts, and investment income related to certain other investments. See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

Dividend:

The Company’s board of directors approved the payment of a regular quarterly cash dividend of $1.50 per share. The dividend will be paid on December 8, 2023, to the Company’s shareholders of record as of November 24, 2023.

“Our capital allocation approach is designed to grow the intrinsic value of the business by investing in new and existing strategies and ensuring we have sufficient capital to operate the business in any market environment,” Brilliant added. “When we believe we have more capital than is necessary to achieve those aims, we return capital to shareholders. When we believe our shares are trading at a discount to our estimate of the firm’s intrinsic value, we aim to return capital through share repurchases. Each year we determine if we have excess capital to pay a special dividend in the fourth quarter. After assessing the current market environment, the level of share repurchases during the year, as well as our $6.00 regular dividend, we have decided not to issue a special dividend this year.”

Selected Income Statement Data

	Three Months Ended September 30,
	2023	2022	% Change
Revenue	$35,554,280	$38,264,674	(7)%
Compensation and related costs, excluding deferred compensation benefit	17,837,787	17,259,543	3%
Deferred compensation benefit	(859,252)	(1,051,637)	(18)%
Other expenses	6,214,551	6,024,171	3%
Total operating expenses	23,193,086	22,232,077	4%
Net operating income	12,361,194	16,032,597	(23)%
Investment loss, net	(4,636,952)	(8,031,706)	NM
Gain on sale of high yield-focused advisory contracts	—	6,813,579	NM
Net income before taxes	7,724,242	14,814,470	(48)%
Income tax expense	(2,523,649)	(4,442,070)	(43)%
Net income	5,200,593	10,372,400	(50)%
Net loss attributable to redeemable noncontrolling interest	1,272,839	1,642,040	(22)%
Net income attributable to common shareholders	$6,473,432	$12,014,440	(46)%

Earnings per share attributable to common shareholders - diluted	$2.20	$3.90	(44)%

	Nine Months Ended September 30,
	2023	2022	% Change
Revenue	$102,895,420	$119,542,174	(14)%
Compensation and related costs, excluding deferred compensation expense (benefit)	51,600,045	53,128,680	(3)%
Deferred compensation expense (benefit)	1,867,983	(6,920,586)	NM
Other expenses	18,338,448	17,976,932	2%
Total operating expenses	71,806,476	64,185,026	12%
Net operating income	31,088,944	55,357,148	(44)%
Investment income (loss), net	9,722,494	(33,301,836)	NM
Gain on sale of high yield-focused advisory contracts	—	6,813,579	NM
Net income before taxes	40,811,438	28,868,891	41%
Income tax expense	(11,338,849)	(9,005,711)	26%
Net income	29,472,589	19,863,180	48%
Net (income) loss attributable to redeemable noncontrolling interest	(859,126)	5,694,098	NM
Net income attributable to common shareholders	$28,613,463	$25,557,278	12%

Earnings per share attributable to common shareholders - diluted	$9.61	$8.14	18%

Selected Assets Under Management and Assets Under Advisement Data

	Change in Assets Under Management
	For the Three Months Ended September 30,
(in millions)	2023	2022
AUM at beginning of the period	$26,066	$25,789
Net cash (outflows) inflows
Diamond Hill Funds	(260)	(629)
Separately managed accounts	(251)	(184)
Collective investment trusts	184	(1)
Other pooled vehicles	(16)	54
	(343)	(760)
Net market depreciation and income	(740)	(1,147)
Decrease during the period	(1,083)	(1,907)
AUM at end of the period	24,983	23,882
AUA at end of period	1,638	1,713
Total AUM and AUA at end of period	$26,621	$25,595

Average AUM during the period	$26,004	$26,245
Average AUA during the period	1,756	1,813
Total average AUM and AUA during the period	$27,760	$28,057

	Change in Assets Under Management
	For the Nine Months Ended September 30,
(in millions)	2023	2022
AUM at beginning of the period	$24,763	$31,028
Net cash (outflows) inflows
Diamond Hill Funds	(349)	(885)
Separately managed accounts	(340)	(25)
Collective investment trusts	67	(6)
Other pooled vehicles	260	(122)
	(362)	(1,038)
Net market appreciation (depreciation) and income	582	(6,108)
Increase (decrease) during the period	220	(7,146)
AUM at end of the period	24,983	23,882
AUA at end of period	1,638	1,713
Total AUM and AUA at end of period	$26,621	$25,595

Average AUM during the period	$25,496	$28,300
Average AUA during the period	1,796	1,976
Total average AUM and AUA during the period	$27,291	$30,277

	Net Cash (Outflows) Inflows Further Breakdown
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in millions)	2023	2022	2023	2022
Net cash (outflows) inflows
Equity	$(732)	$(682)	$(1,448)	$(1,064)
Fixed Income	389	(78)	1,086	26
	$(343)	$(760)	$(362)	$(1,038)

About Diamond Hill:
Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income.

Non-GAAP Financial Measures and Reconciliation
As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently by other companies. The following schedules reconcile financial measures calculated in accordance with GAAP to non-GAAP financial measures for the three-month and nine-month periods ended September 30, 2023 and 2022, respectively.

	Three Months Ended September 30, 2023
(in thousands, except percentages and per share data)	Total Operating expenses	Net operating income	Total Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Operating profit margin
GAAP Basis	$23,193	$12,361	$(4,637)	$2,524	$6,473	$2.20	35%
Non-GAAP Adjustments:
Deferred compensation liability(1)	859	(859)	859	—	—	—	(2)%
Consolidated Funds(2)	—	121	3,269	593	1,525	0.52	—
Other investment income(4)	—	—	509	143	366	0.13	—
Adjusted Non-GAAP basis	$24,052	$11,623	$—	$3,260	$8,364	$2.85	33%

	Three Months Ended September 30, 2022
(in thousands, except percentages and per share data)	Total Operating expenses	Net operating income	Total Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Operating profit margin
GAAP Basis	$22,232	$16,033	$(1,218)	$4,442	$12,014	$3.90	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	1,052	(1,052)	1,052	—	—	—	(3)%
Consolidated Funds(2)	—	90	5,827	1,154	3,121	1.01	—
Gain on sale of high-yield focused advisory contracts (3)	—	—	(6,814)	(1,840)	(4,974)	(1.62)	—
Other investment income(4)	—	—	1,153	311	842	0.28	—
Adjusted Non-GAAP basis	$23,284	$15,071	$—	$4,067	$11,003	$3.57	39%

	Nine Months Ended September 30, 2023
	Total Operating expenses	Net operating income	Total Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Operating profit margin
GAAP Basis	$71,806	$31,089	$9,722	$11,339	$28,613	$9.61	30%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(1,868)	1,868	(1,868)	—	—	—	2%
Consolidated Funds(2)	—	330	(4,148)	(840)	(2,119)	(0.71)	—
Other investment income(4)	—	—	(3,706)	(1,053)	(2,653)	(0.89)	—
Adjusted Non-GAAP basis	$69,938	$33,287	$—	$9,446	$23,841	$8.01	32%

	Nine Months Ended September 30, 2022
	Total Operating expenses	Net operating income	Total Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Operating profit margin
GAAP Basis	$64,185	$55,357	$(26,488)	$9,006	$25,557	$8.14	46%
Non-GAAP Adjustments:
Deferred compensation liability (1)	6,921	(6,921)	6,921	—	—	—	(5)%
Consolidated Funds(2)	—	333	19,099	3,586	10,152	3.24	—
Gain on sale of high-yield focused advisory contracts (3)	—	—	(6,814)	(1,778)	(5,036)	(1.60)	—
Other investment income(4)	—	—	7,282	1,901	5,381	1.71	—
Adjusted Non-GAAP basis	$71,106	$48,769	$—	$12,715	$36,054	$11.49	41%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Company’s deferred compensation plans’ liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the deferred compensation plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income or loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improve comparability from period to period.
(2) This non-GAAP adjustment removes the impact that the Consolidated Funds have on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Funds. The adjustment to net operating income represents the operating expenses of the Consolidated Funds, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Funds, net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Funds helps readers understand its core operating results and improves comparability from period to period.
(3) This non-GAAP adjustment removes the impact of the gain on the sale of the high yield-focused advisory contracts. The sale of the high yield-focused advisory contracts was a nonrecurring transaction, thus, the Company believes that removing the impact of the gain helps readers understand the Company’s core operating results and improves comparability from period to period.
(4) This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the deferred compensation plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.
(5) The income tax expense impacts were calculated and resulted in an overall non-GAAP effective tax rates of 28.0% for the three months ended September 30, 2023, 27.0% for the three months ended September 30, 2022, 28.4% for the nine months ended September 30, 2023, and 26.1% for the nine months ended September 30, 2022.

The Company does not recommend that investors consider non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements
Throughout this press release, the Company may make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements.
Factors that could cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These factors include, but are not limited to: (i) any reduction in the Company’s AUM or AUA; (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company’s reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) adverse regulatory and legal developments; (vii) unfavorable changes in tax laws or limitations; (viii) interruptions in or failure to provide critical technological service by the Company or third parties; (ix) adverse civil litigation and government investigations or proceedings; (x) risk of loss on the Company’s investments; (xi) lack of sufficient capital on satisfactory terms; (xii) losses or costs not covered by insurance; (xiii) a decline in the performance of the Company’s products; (xiv) changes in interest rates and inflation; (xv) changes in national and local economic and political conditions; (xvi) the continuing economic uncertainty in various parts of the world; (xvii) the after-effects of the COVID-19 pandemic and the actions taken in connection therewith; (xviii) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape, and other risks identified from time-to-time in other public documents of the Company on file with the SEC.
In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com